(BARRETT GROWTH FUND LOGO)

Annual Report
June 30, 2001

LETTER TO
SHAREHOLDERS
JULY 16, 2001

Dear Fellow Shareholders:

We are pleased to report that during the fourth fiscal quarter ending 6/30/01, Barrett Growth Fund rose by 3.05%. Even though the Fund has under-performed the S&P 500 this year, the Fund has produced a positive gain and outperformed the S&P 500 since inception, as shown in the table below:

                                    TOTAL RETURN*<F1>                        SINCE INCEPTION
                                     6/30/00-6/30/01                             12/29/98
                                     ---------------                             --------
                            FOURTH QUARTER      LAST 12 MONTHS        CUMULATIVE        AVERAGE ANNUAL
                            --------------      --------------        ----------        --------------
BARRETT GROWTH FUND             +3.05%             (25.90%)             +6.13%              +2.40%
S&P 500 Index                   +5.85%             (14.83%)             +1.64%              +0.65%

THE QUARTER IN REVIEW
---------------------

The market finally registered a positive return in the quarter despite a continued deluge of poor economic news. After four consecutive quarterly declines, the S&P 500 had a rise of 5.85%. Barrett Growth Fund under-performed the S&P 500 as high quality growth stocks lagged the overall market. The primary catalyst for the gain in the US market was a rebound from its oversold condition rather than due to a positive turn in business conditions.

As we have discussed in the past, capital equipment spending for technology has slowed dramatically, while the consumer sector, despite some evidence of easing, is relatively intact. Both the European and Asian economies have begun to soften. In late June, the Fed lowered interest rates for the sixth time, which, together with the income tax cut, should affect the US economy positively. The timing of the upturn is the subject of much discussion, with the first half of 2002 being the most likely.

The best sector in terms of performance in the second quarter was Software and Electronics. Financial and Consumer stocks also did well. Telecom stocks continued to perform poorly along with Pharmaceutical and Energy stocks. Here is a graphical depiction of the sectors in the portfolio:

                AS OF 6/30/01, FIGURES AS A PERCENT OF EQUITIES
                -----------------------------------------------

          Financial Services                                       19%
          Software/Electronics                                     12%
          Healthcare                                               12%
          Consumer Products & Services                             19%
          Telecom Services & Equipment                              7%
          Information Services                                     10%
          Energy                                                    9%
          Basic Industry                                            7%


*<F1> The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

THE PORTFOLIO
-------------

During the quarter, due to expected continued sub-par results, we eliminated the holdings of COMPUTER ASSOCIATES and NORTEL NETWORKS, and initiated positions in three new companies:

CVS CORP. (2.0%) is the largest retail drug store operator in the US. Demographic trends are one of the drivers for prescription growth, which is rising at a double-digit rate. Along with other drug retailers, sales of non-pharmaceuticals have been weak, leading to a sharp decline in the stock in late June. This is a short-term problem and the stock is a very compelling investment at these levels.

PAYCHEX, (1.3%) founded in 1971, provides payroll services to small and medium-sized businesses. The company has been very successful in cross-selling its products and has increased its customer base with ancillary services such as direct deposit and tax filing. More and more small to medium-sized businesses are outsourcing payroll and other human resource services. This long-term trend should continue to propel Paychex on a 25%+ growth track.

SYMBOL TECHNOLOGIES (1.6%) is the premier provider of barcode management solutions. These solutions are used worldwide in such diverse markets as retail, transportation, logistics, parcel delivery, postal services, etc. The company has experienced a five year record of 20%+ growth in revenues and earnings.

The best and worst performing holdings during the quarter were:

          BEST PERFORMING                            WORST PERFORMING
          ---------------                            ----------------
Company                    % Change       Company                      % Change
-------                    --------       ------                       --------
1. Microsoft                  34%         1. Nortel Networks*<F2>        -35%
2. AOL Time Warner            32%         2. CVS Corp.#<F3>              -23%
3. Oracle Corp.               27%         3. Vodafone                    -18%
4. Liberty Media Group        25%         4. Honeywell                   -14%
5. Sanmina                    20%         5. Anadarko Petroleum          -14%

*<F2>  To date of sale
#<F3>  From date of purchase

The largest equity positions as a percentage of equity at June 30th were as follows:

  Microsoft Corp.                             4.3%
  First Data Corp.                            4.2%
  Pfizer, Inc.                                4.2%
  American International Group                4.2%
  AOL Time Warner                             4.0%
  Colgate Palmolive Co.                       3.9%
  Medtronic, Inc.                             3.8%
  Equity Residential Properties               3.7%
  Zions Bancorp                               3.7%
  Automatic Data Processing                   3.6%

INVESTMENT OUTLOOK
------------------

Earnings disappointments abound yet stocks appear to be in a bottoming process. Earnings for the S&P 500 will probably be down 8-10% this year but the market is looking to a recovery in profits next year. We believe many of the companies in your Fund, with strong finances and expanding shares of the markets they serve, will grow despite this profits downturn. When the economy improves, we expect your companies will accelerate their growth. From our conversations with corporate managements, we expect average annual earnings gains for the underlying companies in the Fund to be 15% for the next several years. Over time, this growth should translate into positive price appreciation for your holdings.*<F10>

Thank you for choosing the Barrett Growth Fund. Please visit us at our web site, www.barrettassociates.com. If you have any questions, please call toll-
      -------------------------
free (877) 363-6333.

Sincerely,

/s/Robert E. Harvey

Robert E. Harvey, CFA
President

/s/Robert J. Voccola          /s/Peter H. Shriver        /s/Larry W. Seibert

Robert J. Voccola, CFA        Peter H. Shriver, CFA      Larry W. Seibert, CFA
Lead Portfolio Manager        Portfolio Manager          Portfolio Manager

*<F10> As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass.

T.O. Richardson Securities, Inc. serves as distributor to the Barrett Growth
Fund.

        Date        Barrett Growth Fund       S&P 500        Russell 3000
        ----        -------------------       -------        ------------
     12/29/98              10,000              10,000           10,000
     12/31/98              10,020               9,900            9,986
      6/30/99              10,940              11,126           11,120
     12/31/99              13,380              11,983           12,073
      6/30/00              14,323              11,933           12,188
     12/31/00              12,754              10,893           11,169
      6/30/01              10,613              10,164           10,487

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 3000 INDEX - An unmanaged index which measures the performance of those companies within the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

                                   Average Annual Total Return
                                      through June 30, 2001
                                 One Year         Since Inception
                                 --------         ---------------
     Barrett Growth Fund          -25.90%              2.40%
     S&P 500                      -14.83%              0.65%
     Russell 3000                 -13.93%              1.99%

SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              ------
             COMMON STOCKS - 98.80%

             BUSINESS SERVICES - 8.97%
  11,000     Automatic Data
               Processing, Inc.                                    $   546,700
  10,000     First Data Corporation                                    642,500
   5,000     Paychex, Inc.                                             200,000
                                                                   -----------
                                                                     1,389,200
                                                                   -----------

             COMPUTER SERVICES &
               OUTSOURCING - 3.13%
  14,000     Computer Sciences
               Corporation*<F4>                                        484,400
                                                                   -----------

             CONSUMER PRODUCTS - 7.08%
  10,000     Colgate-Palmolive Company                                 589,900
  10,000     Philip Morris Companies Inc.                              507,500
                                                                   -----------
                                                                     1,097,400
                                                                   -----------

             ELECTRONICS - 6.60%
  17,000     EMC Corporation*<F4>                                      493,850
  10,000     Intel Corporation                                         292,500
  15,000     Sun Microsystems, Inc.*<F4>                               235,800
                                                                   -----------
                                                                     1,022,150
                                                                   -----------

             ENERGY - 9.00%
  10,000     Anadarko Petroleum
               Corporation                                             540,300
  10,000     BP p.l.c.                                                 498,500
  10,000     Halliburton Company                                       356,000
                                                                   -----------
                                                                     1,394,800
                                                                   -----------

             FINANCIAL SERVICES - 15.40%
   7,500     American International
               Group, Inc.                                             645,000
  20,000     The Charles Schwab
               Corporation                                             306,000
   5,000     The Goldman Sachs
               Group, Inc.                                             429,000
   9,000     State Street Corporation                                  445,410
   9,500     Zions Bancorporation                                      560,500
                                                                   -----------
                                                                     2,385,910
                                                                   -----------

             INDUSTRIAL - 5.22%
   6,000     General Electric Company                                  292,500
   6,500     Honeywell International Inc.                              227,435
   5,000     United Parcel Service, Inc.                               289,000
                                                                   -----------
                                                                       808,935
                                                                   -----------

             MEDIA & ENTERTAINMENT - 7.32%
  11,500     AOL Time Warner Inc.*<F4>                                 609,500
  30,000     AT&T Corp. - Liberty
               Media Corporation*<F4>                                  524,700
                                                                   -----------
                                                                     1,134,200
                                                                   -----------

             MEDICAL DEVICES & SERVICES - 3.71%
  12,500     Medtronic, Inc.                                           575,125
                                                                   -----------

             PHARMACEUTICALS - 8.48%
   5,000     Amgen Inc.*<F4>                                           303,400
   5,000     Eli Lilly and Company                                     370,000
  16,000     Pfizer Inc.                                               640,800
                                                                   -----------
                                                                     1,314,200
                                                                   -----------

             REAL ESTATE - 3.65%
  10,000     Equity Residential
               Properties Trust                                        565,500
                                                                   -----------

             RETAILING - 6.78%
   8,500     The Home Depot, Inc.                                      395,675
  10,000     Target Corporation                                        346,000
   8,000     CVS Corporation                                           308,800
                                                                   -----------
                                                                     1,050,475
                                                                   -----------

             SOFTWARE - 7.31%
   9,000     Microsoft Corporation*<F4>                                657,000
  25,000     Oracle Corporation*<F4>                                   475,000
                                                                   -----------
                                                                     1,132,000
                                                                   -----------

             TELECOMMUNICATIONS & DATA
               NETWORK EQUIPMENT - 4.13%
  14,000     Cisco Systems, Inc.*<F4>                                  254,800
   6,000     Sanmina Corporation*<F4>                                  140,460
  11,000     Symbol Technologies, Inc.                                 244,200
                                                                   -----------
                                                                       639,460
                                                                   -----------

             TELECOMMUNICATION SERVICES - 2.02%
  14,000     Vodafone Group PLC                                        312,900
                                                                   -----------

             Total common stocks
               (Cost $14,781,713)                                  $15,306,655
                                                                   -----------
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             VARIABLE RATE
               DEMAND NOTES #<F5> - 0.86%
$ 21,228     Firstar Bank, 3.5000%                                 $    21,228
 112,174     Wisconsin Corporate Central
               Credit Union, 3.4200%                                   112,174
                                                                   -----------
             Total variable rate demand
               notes (Cost $133,402)                               $   133,402
                                                                   -----------
                                                                   -----------
             Total investments - 99.66%
               (Cost $14,915,115)                                  $15,440,057
             Other assets in excess
               of liabilities - 0.34%                                   52,452
                                                                   -----------

             TOTAL NET ASSETS - 100.00%                            $15,492,509
                                                                   -----------
                                                                   -----------

 *<F4>  Non-income producing security.
 #<F5> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value.
        Interest rates change periodically at specified dates. The rates shown are as of June 30, 2001.

                 See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
   Investments in securities,
     at market value
     (Cost: $14,915,115)                                           $15,440,057
   Cash                                                                    350
   Receivable for securities sold                                       97,822
   Receivable from Adviser                                              11,118
   Accrued dividends and interest                                       17,163
   Prepaid assets                                                       11,211
                                                                   -----------
   Total assets                                                     15,577,721
                                                                   -----------

LIABILITIES:
   Payable for securities purchased                                     37,140
   Payable for fund shares redeemed                                      7,818
   Accrued expenses                                                     40,254
                                                                   -----------
   Total liabilities                                                    85,212
                                                                   -----------
   Net assets applicable to
     outstanding capital stock                                     $15,492,509
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $16,038,648
   Accumulated undistributed
     net realized loss on investments                               (1,071,081)
   Unrealized appreciation
     on investments                                                    524,942
                                                                   -----------
   Total net assets                                                $15,492,509
                                                                   -----------
                                                                   -----------

Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                                                        1,496,892
                                                                   -----------

Net asset value, offering and
  redemption price per share                                       $     10.35
                                                                   -----------
                                                                   -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax of $850)                                      $   134,529
   Interest income                                                      40,359
                                                                   -----------
   Total investment income                                             174,888
                                                                   -----------

EXPENSES:
   Investment advisory fee                                             191,797
   Professional fees                                                    51,518
   Distribution expenses                                                47,896
   Administration fees                                                  34,607
   Shareholder servicing fees
     and expenses                                                       33,370
   Fund accounting fees                                                 24,161
   Federal and state registration                                       15,951
   Trustees fees and expenses                                           10,753
   Other expenses                                                        8,505
   Reports to shareholders                                               7,834
   Custody fees                                                          7,422
                                                                   -----------
   Total expenses before
     Adviser reimbursement                                             433,814
   Less fees and expenses
     reimbursed and waived
     by Adviser                                                       (194,335)
                                                                   -----------
   Net expenses                                                        239,479
                                                                   -----------
   Net investment loss                                                 (64,591)
                                                                   -----------

NET REALIZED AND
  UNREALIZED LOSSES:
   Net realized loss on investments                                 (1,827,459)
   Net change in unrealized
     appreciation on investments                                    (3,756,125)
                                                                   -----------
   Net realized and unrealized
     losses on investment securities                                (5,583,584)
                                                                   -----------
   Net decrease in net assets
     resulting from operations                                     $(5,648,175)
                                                                   -----------
                                                                   -----------

                 See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 2001  JUNE 30, 2000
                                                   -------------  -------------
OPERATIONS:
  Net investment loss                               $   (64,591)   $   (38,092)
  Net realized gain (loss) on investments            (1,827,459)        41,554
  Net change in unrealized appreciation
    on investments                                   (3,756,125)     3,513,846
                                                    -----------    -----------
  Net increase (decrease) in assets resulting
    from operations                                  (5,648,175)     3,517,308
                                                    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                           4,012,203      8,675,432
  Proceeds from shares issued to holders in
    reinvestment of dividends                           108,176        330,811
  Cost of shares redeemed                            (4,308,594)      (492,098)
                                                    -----------    -----------
  Net increase (decrease) in net assets
    from capital share transactions                    (188,215)     8,514,145
                                                    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                     (111,434)      (342,864)
                                                    -----------    -----------
  Net decrease in net assets from
    distributions to shareholders                      (111,434)      (342,864)
                                                    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,947,824)    11,688,589
                                                    -----------    -----------

NET ASSETS:
  Beginning of year                                  21,440,333      9,751,744
                                                    -----------    -----------
  End of year                                       $15,492,509    $21,440,333
                                                    -----------    -----------
                                                    -----------    -----------

                 See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock                                                   DECEMBER 29, 19981<F6>
outstanding for the entire period and selected                   YEARS ENDED JUNE 30,                THROUGH
information for the period are as follows:                     2001                2000           JUNE 30, 1999
                                                              ------              ------      ----------------------

NET ASSET VALUE
Beginning of year                                             $14.06              $10.94              $10.00
                                                              ------              ------              ------

OPERATIONS
   Net investment loss2<F7>                                    (0.02)              (0.03)              (0.01)
   Net realized and unrealized gains
     (losses) on securities                                    (3.62)               3.40                0.95
                                                              ------              ------              ------
       Total from investment operations                        (3.64)               3.37                0.94
                                                              ------              ------              ------

LESS DISTRIBUTIONS
       Distributions from capital gains                        (0.07)              (0.25)                 --
                                                              ------              ------              ------
                                                               (0.07)              (0.25)                 --
                                                              ------              ------              ------
NET ASSET VALUE
       End of year                                            $10.35              $14.06              $10.94
                                                              ------              ------              ------
                                                              ------              ------              ------

Total return                                                  (25.90%)             30.92%               9.40%3<F8>

Net assets at end of year (000s omitted)                     $15,493             $21,440              $9,752

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS
       Before expense reimbursement                             2.27%               2.81%               5.22%4<F9>
       After expense reimbursement                              1.25%               1.25%               1.44%4<F9>
RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS
       Before expense reimbursement                            (1.36%)             (1.85%)             (4.02%)4<F9>
       After expense reimbursement                             (0.34%)             (0.29%)             (0.24%)4<F9>
       Portfolio turnover rate                                    39%                 35%                 30%

1<F6>  Commencement of operations.
2<F7> Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3<F8>  Not annualized.
4<F9>  Annualized.

                 See accompanying Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2001

1. ORGANIZATION     The Barrett Growth Fund (the "Fund") is a diversified series of The Barrett Funds (the "Trust"), a business trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT      a) Organization and Prepaid Initial Registration Expenses
ACCOUNTING          Expenses incurred by the Trust in connection with the
POLICIES            organization and the initial public offering of shares were expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery
                    (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit.

                    b) Investment Valuation
                    Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                    c) Federal Income Taxes
                    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences relating to a net operating loss and a distribution from a real estate investment trust, accumulated net investment loss has been increased by $64,591, accumulated undistributed net realized loss on investments has been increased by $4,817 and capital stock has been decreased by $69,408.

                    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2001 the Fund had an accumulated capital loss carryforward for tax purposes of $346,228 which will expire on June 30, 2009.

                    Additionally, for tax purposes, the Fund has elected to treat $1,227,260 of net capital losses incurred in the eight month period ended June 30, 2001 as having been incurred in the following fiscal year.

                    d) Use of Estimates
                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    e) Other
                    Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS       The Trust has an Investment Advisory Agreement (the
                    "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                    The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2002. Accordingly, during the fiscal year ended June 30, 2001, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $194,335. In addition, during the previous two fiscal years, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $412,008. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

4. DISTRIBUTION     The Trust, on behalf of the Fund, has adopted a distribution
PLAN                plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                    Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT       The aggregate purchases and sales of securities, excluding
TRANSACTIONS        short-term investments, by the Fund for the year ended June
                    30, 2001 were as follows:

                                            PURCHASES           SALES
                                           ----------        ----------
                    U.S. Government        $        0        $        0
                    Other                  $7,384,935        $7,160,113

                    At June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                    Appreciation                                    $2,147,963
                    (Depreciation)                                  (1,695,781)
                                                                    ----------
                    Net unrealized appreciation on investments      $  452,182
                                                                    ----------
                                                                    ----------

                    At June 30, 2001, the cost of investments for tax purposes was $14,987,875.

6. SHARES OF                                      YEAR ENDED       YEAR ENDED
BENEFICIAL                                      JUNE 30, 2001     JUNE 30, 2000
INTEREST                                        -------------     -------------
                    Shares sold                     319,858          651,266
                    Shares reinvested                 9,906           24,289
                    Shares redeemed                (358,236)         (41,735)
                                                  ---------        ---------
                    Net increase (decrease)
                      in shares                     (28,472)         633,820

                    Shares outstanding:
                    Beginning of year             1,525,364          891,544
                                                  ---------        ---------
                    End of year                   1,496,892        1,525,364
                                                  ---------        ---------
                                                  ---------        ---------

7. SPECIAL          A Special Meeting of Shareholders of the Barrett Growth Fund
MEETING OF          (the "Fund"), a series of The Barrett Funds (the "Trust"),
SHAREHOLDERS,       was held on March 7, 2001 at the offices of Barrett
MARCH 7, 2001       Associates, Inc. (the "Adviser").  As of January 23, 2001,
                    the record date, outstanding shares of the Fund were 1,589,571.477. Holders of 842,032.098 shares of the Fund were present at the meeting by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The purpose of the meeting was to consider and act upon the following proposals:

                    1) To elect a Board of Trustees of the Trust. The Trustees elected were Robert E. Harvey, Robert T. Hoffman, Ronald E. Kfoury and Edward M. Mazze, Ph.D.
                    2) To approve a new Investment Management Agreement for the Fund, between the Trust and the Adviser.

                    The tabulation of the shareholder vote rendered the following results:

                                                       WITHHOLD/  BROKER SHARES
                                     FOR     AGAINST    ABSTAIN     NOT VOTED
                                     ---     -------   ---------  -------------
                    Proposal 1   842,032.098  0.000      0.000        0.000
                    Proposal 2   842,032.098  0.000      0.000        0.000

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of the Barrett Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Barrett Growth Fund (the "Fund"), including the schedule of investments, as of June 30, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the two year period then ended and for the period from December 29, 1998 (commencement of operations) to June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Fund as of June 30, 2001, the results of its operations for the period then ended and the changes in its net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

July 27, 2001
Chicago, Illinois

                              BARRETT GROWTH FUND
                                565 Fifth Avenue
                              New York, NY  10017
                                 (877) 363-6333

INVESTMENT ADVISER
BARRETT ASSOCIATES, INC.
565 Fifth Avenue
New York, NY  10017

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT  06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
FIRSTAR MUTUAL FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
FIRSTAR BANK, N.A.
425 Walnut Street
Cincinnati, OH  45202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103

AUDITORS
KPMG LLP
303 East Wacker Drive
Chicago, IL  60601